UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ____________________________________________________________________________________________________________
FORM 8-K
________________________________________________________________________________________________________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 8, 2021
________________________________________________________________________________________________________________
ALTRIA GROUP, INC.
(Exact name of registrant as specified in its charter)
______________________________________________________________________________________________________________

Virginia	1-08940	13-3260245
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6601 West Broad Street,	Richmond,	Virginia	23230
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (804) 274-2200
_______________________________________________________________________________________________________________
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.33 1/3 par value	MO	New York Stock Exchange
1.000% Notes due 2023	MO23A	New York Stock Exchange
1.700% Notes due 2025	MO25	New York Stock Exchange
2.200% Notes due 2027	MO27	New York Stock Exchange
3.125% Notes due 2031	MO31	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.    Regulation FD Disclosure.

On July 9, 2021, Altria Group, Inc. (“Altria”) issued a press release, a copy of which is attached as Exhibit 99.1 and incorporated by reference in this Current Report on Form 8-K, announcing that its subsidiary, UST LLC (“UST”), entered into a definitive agreement to sell its Ste. Michelle Wine Estates business.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Item 7.01 shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Item 8.01.    Other Events.

On July 8, 2021, UST entered into a Share Purchase Agreement (the “Agreement”) pursuant to which UST agreed to sell its subsidiary, International Wine & Spirits Ltd., which includes its Ste. Michelle Wine Estates business, to an entity controlled by investment funds managed by Sycamore Partners Management, L.P. (“Sycamore Partners”) in an all-cash transaction with a purchase price of $1.2 billion and the assumption of certain liabilities of International Wine & Spirits Ltd. and its subsidiaries (the “Transaction”). Altria’s net cash proceeds will be subject to customary net working capital and other adjustments at closing. Altria expects the Transaction to close during the second half of 2021, subject to Sycamore Partners obtaining the necessary financing and the satisfaction of customary closing conditions, including antitrust regulatory clearance.

This Current Report on Form 8-K contains forward-looking statements that involve a number of risks and uncertainties and are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995.

Important factors that may cause actual results and outcomes to differ materially from those contained in such forward-looking statements include the parties’ ability to consummate the Transaction as expected (including uncertainties related to Sycamore Partners’ ability to obtain the necessary financing to consummate the Transaction); the possibility that one or more of the conditions to the consummation of the Transaction may not be satisfied; the possibility that regulatory approvals required for the Transaction may not be obtained in a timely manner, if at all; the parties’ ability to meet expectations regarding the timing, completion, and other matters relating to the Transaction; and any event that could give rise to the termination of the Agreement. Other important factors include the possibility that the expected benefits of the Transaction may not materialize in the expected manner or timeframe, if at all, and the other factors detailed in Altria’s publicly filed documents, including Altria’s Annual Report on Form 10-K for the year ended December 31, 2020 and its subsequent reports on Forms 10-Q and 8-K.

Item 9.01.    Financial Statements and Exhibits.

(d)     Exhibits

99.1	Altria Group, Inc. Press Release, dated July 9, 2021 (furnished under Item 7.01)
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRIA GROUP, INC.

By:	/s/ W. HILDEBRANDT SURGNER, JR.
Name:	W. Hildebrandt Surgner, Jr.
Title:	Vice President, Corporate Secretary and
Associate General Counsel

DATE:    July 9, 2021
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